UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2024

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On April 21, 2024, CoStar Group, Inc., a Delaware corporation (“CoStar”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Matterport, Inc., a Delaware corporation (“Matterport”), Matrix Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of CoStar (“Merger Sub I”), and Matrix Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of CoStar (“Merger Sub II”), pursuant to which, among other things, subject to its terms, (i) Merger Sub I will merge with and into Matterport (the “First Merger”), with Matterport surviving the First Merger as a wholly-owned subsidiary of CoStar (the “Surviving Corporation”) and (ii) in the event that the Threshold Percentage (as defined in the Merger Agreement) is at least 40%, immediately following the First Merger and as part of a single integrated transaction, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of CoStar (the “Transaction”).

Subject to the terms and conditions of the Merger Agreement, each share of Matterport Class A common stock, par value $0.0001 per share (the “Matterport Common Stock”) issued and outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) (other than any cancelled shares or Dissenting Shares (as defined in the Merger Agreement)) will be converted into (i) a number of shares of common stock of CoStar, par value $0.01 per share (each, a “CoStar Share”) equal to the Exchange Ratio (such consideration, the “Per Share Stock Consideration”) and (ii) $2.75 in cash per share, without interest (the “Per Share Cash Consideration”). The “Exchange Ratio” shall be determined based on the average of the volume-weighted average prices at which the CoStar Shares trade on Nasdaq Global Select Market for the twenty (20) consecutive Trading Days (as defined in the Merger Agreement) ending on (and including) the Trading Day that is three (3) Trading Days prior to the date of the First Effective Time (the “Average Parent Share Price”) and shall be subject to a symmetrical collar, applied as follows: (i) if the Average Parent Share Price is greater than or equal to $94.62 (the “Ceiling Price”), then the Exchange Ratio shall be set at 0.02906; (ii) if the Average Parent Share Price is less than or equal to $77.42 (the “Floor Price”), then the Exchange Ratio shall be set at 0.03552; or (iii) if the Average Parent Share Price is greater than the Floor Price and less than the Ceiling Price, then the Exchange Ratio shall be equal to the quotient of (x) $2.75 divided by (y) the Average Parent Share Price. Holders of Matterport Common Stock will receive cash in lieu of fractional CoStar Shares (the “Fractional Share Consideration” and, together with the Per Share Stock Consideration and the Per Share Cash Consideration, collectively, the “Merger Consideration”).

Consummation of the Transaction is subject to certain customary conditions, including, among others, the required approval of the Matterport Stockholders (the “Requisite Stockholder Approval”), expiration or termination of the applicable waiting periods under the HSR Act and the Antitrust Laws of certain other jurisdictions, the absence of any law, injunction, order or award restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Mergers, the CoStar Shares to be issued in the Transaction being approved for listing on Nasdaq Global Select Market and the registration statement registering the Merger Consideration becoming effective. Each party’s obligation to consummate the Transaction is subject to certain other conditions, including the accuracy of the representations and warranties of the other party, compliance in all material respects by the other party with its obligations under the Merger Agreement, and the absence of a material adverse effect related to the other party. Consummation of the Mergers is not subject to approval by the stockholders of CoStar or to any financing condition.

The Merger Agreement contains certain termination provisions for CoStar and Matterport, including the right of either party to terminate the Merger Agreement if (i) the Mergers are not consummated by January 21, 2025 (subject to extension in certain specified circumstances), (ii) a governmental authority with jurisdiction over the parties enacts, issues, promulgates, enforces or enters any final, non-appealable law or order or takes any other action permanently restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Mergers or (iii) the Requisite Stockholder Approval is not obtained (provided that Matterport may not terminate the Merger Agreement pursuant to clause (iii) if its failure to perform any of its obligations under the Merger Agreement is the principal cause of the failure to obtain the Requisite Stockholder Approval). Additionally, CoStar has the right to terminate the Merger Agreement if the board of directors of Matterport changes its recommendation that the Matterport stockholders adopt the Merger Agreement (an “Adverse Recommendation Change”). Further, prior to obtaining the Requisite Stockholder Approval, Matterport has the right to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Superior Proposal.

Matterport will be required to pay CoStar the Matterport Termination Fee in connection with a termination of the Merger Agreement under specified circumstances, including (i) termination by CoStar or Matterport because the Requisite Stockholder Approval was not obtained at a time when the Merger Agreement was terminable or terminated by CoStar due to an Adverse Recommendation Change, (ii) termination by Matterport to enter into a definitive agreement with respect to a Superior Proposal, and (iii) termination under certain circumstances if (x) any Competing Proposal (as defined in the Merger Agreement) shall have been publicly announced within twelve (12) months after the date of such termination and (y) Matterport enters into a definitive agreement or consummates a transaction in respect of such Competing Proposal within twelve (12) months after the date of such termination.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference in its entirety.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between CoStar and Matterport instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding CoStar, Matterport, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CoStar, Matterport, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Matterport and will constitute a prospectus of CoStar, as well as in the Forms 10-K, Forms 10-Q and other filings that each of CoStar and Matterport makes with SEC.

Item 7.01	Regulation FD Disclosure.

On April 22, 2024, CoStar issued a press release announcing the execution of the Merger Agreement described above. A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed herewith as exhibits to this Current Report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated April 21, 2024, by and among CoStar Group, Inc., Matterport, Inc., Matrix Merger Sub, Inc. and Matrix Merger Sub II LLC.

99.1	CoStar Press Release, dated April 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact, including statements regarding the proposed acquisition of Matterport, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, involve a number of risks and uncertainties that could significantly affect the financial or operating results of CoStar, Matterport or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. CoStar can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the proposed mergers as rapidly or to the extent anticipated by financial analysts or investors; the potential impact of announcement of the proposed mergers or consummation of the proposed transaction on business relationships, including with employees, customers, suppliers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against CoStar or Matterport; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transaction; general adverse economic conditions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by CoStar and Matterport. Moreover, other risks and uncertainties of which CoStar or Matterport are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this Current Report are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by CoStar or Matterport on their respective websites or otherwise. Neither CoStar nor Matterport undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, CoStar intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Matterport that also constitutes a prospectus of CoStar and other documents regarding the proposed transaction. The definitive proxy statement/prospectus will be delivered to stockholders of Matterport.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed by CoStar and Matterport with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by CoStar with the SEC will also be available on CoStar’s website at https://costargroup.com, and copies of the documents filed by Matterport with the SEC are available on Matterport’s website at https://matterport.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

CoStar, Matterport and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Matterport’s stockholders in respect of the proposed transaction. Information regarding CoStar’s directors and executive officers can be found in CoStar’s definitive proxy statement filed with the SEC on April 27, 2023. Information regarding Matterport’s directors and executive officers can be found in Matterport’s definitive proxy statement filed with the SEC on April 27, 2023.

Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus when it is filed with the SEC. These documents will be available on the SEC’s website and from CoStar and Matterport, as applicable, using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

Date: April 22, 2024	By:	/s/ Scott T. Wheeler
Name: Scott T. Wheeler
Title: Chief Financial Officer